UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National Municipal
Income Fund

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2022

Item 1. Reports to Stockholders

Annual report

Closed-end fund

Delaware Investments® National Municipal Income Fund

March 31, 2022

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Unless otherwise noted, views expressed herein are current as of March 31, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

©2022 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Investments ® National Municipal Income Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)
Delaware Investments National Municipal Income Fund @ market price	1-year return	+0.92%
Delaware Investments National Municipal Income Fund @ NAV	1-year return	-3.87%
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ market price	1-year return	-8.88%
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ NAV	1-year return	-5.81%

Past performance does not guarantee future results.

Performance at market price will differ from performance at net asset value (NAV). Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s distribution rate.

For complete, annualized performance for Delaware Investments National Municipal Income Fund, please see the table on page 3.

Economic backdrop

During the Fund’s fiscal year ended March 31, 2022, the US economy continued to bounce back from its sharp decline at the start of the coronavirus pandemic in 2020, benefiting as states and municipalities reopened their economies.

COVID-19 vaccines had promised to lower virus cases and hospitalization rates while boosting economic growth. New variants of the coronavirus, however, complicated the picture. The Delta variant emerged in the summer and fall. Then, in late 2021 and early 2022, the fast-spreading Omicron variant emerged, although it proved less likely than earlier variants to lead to severe health outcomes.

Despite these multiple coronavirus waves, the US economy had strong growth for the fiscal year. In the second quarter of 2021, the country’s gross domestic product (GDP) expanded by an annualized 6.7%. In the third quarter, US GDP growth slowed to 2.3%, as the Delta variant alongside supply-chain concerns weighed on economic activity. By the fourth quarter of 2021, however, national growth reached an estimated 6.9%. Robust consumer and business spending drove the increase, which came despite rising Omicron cases, a sharp pickup in inflation, and expectations for several US Federal Reserve interest rate hikes. The US economy grew by 5.7% in 2021, the country’s strongest growth for any calendar year since 1984.

As the economy continued to expand, the employment situation similarly improved throughout the fiscal year. The US jobless rate, which began the 12-month period at 6.0%, fell steadily and by March had reached 3.6% – the lowest level seen since the start of the pandemic.

As inflation accelerated, the Fed signaled it would raise interest rates off its historic lows. In March 2022, the Fed raised its federal funds short-term interest rate by 0.25 percentage points. This was the central bank’s first rate increase since late 2018. The Fed also signaled that multiple additional interest rate increases were likely to follow in 2022.

Municipal bond market conditions

The municipal bond market, as measured by the Bloomberg Municipal Bond Index, returned -4.47% for the fiscal year. That decline came amid sharply rising interest rates in the first quarter of 2022.

During the fiscal year, investors experienced two different sets of market conditions. For roughly the first three quarters of the fiscal year, municipal bonds benefited from a favorable technical backdrop – robust demand for tax-exempt debt alongside constrained supply. Other factors that boosted the performance of municipal bonds during this time frame included investors’ continued confidence in issuers’ underlying credit quality, ample fiscal stimulus from the federal government, higher-than-anticipated state and local tax collections, and expectations for higher future tax rates. With interest rates remaining low during the 12-month period, longer-dated, lower-rated municipal bonds were especially in demand due to their higher yields.

Starting in late 2021 and persisting through the rest of the fiscal year, market conditions shifted, as the Fed pivoted from seeing inflation as transitory to acting aggressively to slow rising prices. Meanwhile, concern about the Russia-Ukraine war added further uncertainty to the global economic environment. As rates in the US rose and investors expected more Fed rate hikes to come, the demand for municipal bonds steadily declined, leading to a less favorable technical backdrop for the asset class.

Yields on tax-exempt bonds rose for the fiscal year, while the municipal yield curve flattened, indicating that rates on shorter-term bonds rose more than on longer-dated bonds. Bonds with shorter maturities generally outperformed their intermediate- and longer-dated counterparts, while lower-rated bonds tended to outpace higher-quality issues.

These tables show municipal bond returns by maturity length and by credit quality for the fiscal year.

Portfolio management review
Delaware Investments ® National Municipal Income Fund

The following tables show the returns experienced by municipal bonds of varying maturity lengths and credit ratings for the Fund's fiscal year ended March 31, 2022:

Returns by maturity
1 year	(1.51)%
3 years	(3.31)%
5 years	(4.48)%
10 years	(4.79)%
22+ years	(5.30)%

Returns by credit rating
AAA	(4.84)%
AA	(4.59)%
A	(4.23)%
BBB	(3.85)%

Source: Bloomberg.

A consistent management approach

We continue to manage the Fund following the same strategy we use regardless of the market backdrop. We emphasize a bottom-up investment approach, relying on our team’s thorough credit research to choose bonds on an issuer-by-issuer basis. We regularly seek tax-exempt bonds that offer the Fund’s shareholders what we see as an attractive trade-off between return opportunity and risk.

Pursuing this approach, we tend to maintain relatively less exposure to high-rated, lower-yielding bonds. Instead, we prefer to overweight bonds with lower-investment-grade or below-investment-grade credit ratings and solid underlying credit quality. We prefer to own lower-rated issues because we believe they provide the Fund with greater opportunity to add long-term value for shareholders.

For the first three-quarters of this fiscal year in particular, our purchase activity for the Fund was relatively limited. With credit spreads narrowing and interest rates falling, we saw little need to make large portfolio adjustments because the bonds we already owned in the Fund were generally more attractive to us than the new opportunities the market was offering.

When we did have funds available to invest via the proceeds of bond calls, maturities, or income payments, we sought to take advantage of attractive new issues available in the marketplace. When appropriate, we invested in longer-dated bonds in an effort to keep the Fund’s duration (interest-rate sensitivity) at our desired level.

In the first three months of 2022, as interest rates and bond yields rose and credit spreads widened, we engaged in various tax-loss swaps. With this strategy, we took advantage of opportunities to exchange bonds with lower yields for those with similar risk characteristics but higher yields. With this strategy, we improved the Fund’s income profile while also incurring a tax loss that we believe we may be able to apply to future gains.

Many of our swaps reflected a desire to enhance the Fund’s diversification. In February, the Fund acquired the assets of two state-specific tax-exempt bond funds: Delaware Investments® Minnesota Municipal Income Fund II, Inc. and Delaware Investments®Colorado Municipal Income Fund, Inc. As a result of this reorganization, the Fund gained more exposure to the Minnesota and Colorado state marketplaces than we found optimal. Thus, we quickly prioritized efforts to moderate that exposure. We swapped some Minnesota and Colorado holdings with newer ones that allowed us to achieve our diversification objectives while enhancing the Fund’s income profile. During the quarter, we made considerable progress in diversifying the Fund’s assets. We do, however, expect the diversification process to take time, given that the Minnesota and Colorado funds included various older bonds issued in much higher-interest rate environments, making them more difficult to replace in today’s lower-rate environment.

Individual performance effects

The performers for Delaware Investments National Municipal Income Fund were bonds issued for the Brightline high-speed rail project in South Florida. These nonrated bonds gained 14% for the Fund this fiscal year, far outpacing the Fund’s benchmark return. The bonds benefited from their relatively high income and limited interest rate sensitivity, as well as improved investor optimism about Brightline’s expanding market opportunity.

Bonds for the Legacy Cares athletic complex project in Mesa, Arizona also contributed to the Fund performance, gaining 11% for the fiscal year. These bonds gained ground as the issuer saw more credit improvement than investors had apparently expected. A high coupon and near-term call date also provided additional cushion for the bonds in a rising interest rate environment.

In contrast, bonds for the Chiara Communities senior housing project in Waukesha, Wisconsin, hampered results, returning -19% for the fiscal year and significantly lagging the benchmark. These bonds lagged as the issuer faced ongoing credit challenges owing to difficulties ramping up occupancy in its retirement community following the difficult pandemic years.

Other detractors from the Fund’s performance were University of North Carolina hospital bonds (-10%). These high-quality, non-callable issues struggled, largely due to their relatively extended duration, which proved a negative performance factor as interest rates rose.

Performance summary
Delaware Investments® National Municipal Income Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance
Average annual total returns through March 31, 2022	1 year	5 year	10 year	Lifetime
At market price	+0.92%	+4.31%	+4.65%	+4.69	%*
At net asset value	-3.87%**	+3.78%	+4.83%	+4.78	%*

*	The inception date of the performance shown is May 14, 1998. The Fund commenced operations on February 26, 1993.
**	Total returns for the report period presented in the table differs from the return in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that have a significant percentage of assets allocated to one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than more geographically diversified funds.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund’s use of leverage may expose common shareholders to additional volatility, and cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings (Fitch), funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s (S&P), Moody’s Investors Service, and Fitch. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds

Performance summary
Delaware Investments® National Municipal Income Fund

rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

The Bloomberg Municipal Bond Index, mentioned on page 1, measures the total return performance of the long-term investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 7%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance does not guarantee future results.

Market price versus net asset value (see notes on next page)

March 31, 2021 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Delaware Investments National Municipal Income Fund @ NAV	$14.84	$13.63
Delaware Investments National Municipal Income Fund @ market price	$13.12	$12.65

Past performance is not a guarantee of future results.

Performance of a $10,000 Investment

Average annual total returns from March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Delaware Investments® National Municipal Income Fund @ NAV	$10,000	$16,032
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ NAV	$10,000	$15,808
Delaware Investments National Municipal Income Fund @ market price	$10,000	$15,761
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ market price	$10,000	$15,130

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on March 31, 2011 and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments National Municipal Income Fund was initially offered with a sales charge of 7%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions on purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) compares closed-end funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse purchase agreements (source: Lipper).

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance does not guarantee future results.

Fund basics
As of March 31, 2022 (Unaudited)

Delaware Investments®
National Municipal Income Fund

Fund objective

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets

$285 million

Number of holdings

442

Fund start date

February 26, 1993

NYSE American symbol

VFL

CUSIP number

24610T108

Security type / sector / state / territory allocations
As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Delaware Investments® National Municipal Income Fund

Percentage
Security type / sector	of net assets
Municipal Bonds*	146.96%
Corporate Revenue Bonds	6.63%
Education Revenue Bonds	19.16%
Electric Revenue Bonds	10.02%
Healthcare Revenue Bonds	40.06%
Housing Revenue Bonds	0.72%
Lease Revenue Bonds	7.83%
Local General Obligation Bonds	10.98%
Pre-Refunded/Escrowed to Maturity Bonds	9.33%
Special Tax Revenue Bonds	15.47%
State General Obligation Bonds	9.15%
Transportation Revenue Bonds	13.16%
Water & Sewer Revenue Bonds	4.45%
Short-Term Investments	1.51%
Total Value of Securities	148.47%
Liquidation Value of Preferred**	(47.42%)
Liabilities Net of Receivables and Other Assets	(1.05%)
Total Net Assets	100.00%

*	As of the date of this report, Delaware Investments National Municipal Income Fund held bonds issued by or on behalf of territories and the states of the US as follows:

Percentage
State / territory	of net assets
Alabama	0.18%
Arizona	2.09%
California	8.13%
Colorado	26.04%
District of Columbia	0.19%
Florida	2.78%
Georgia	1.33%
Guam	0.46%
Illinois	5.50%
Indiana	0.20%
Kansas	0.07%
Louisiana	0.73%
Maryland	0.27%
Massachusetts	0.19%
Michigan	0.38%
Minnesota	59.61%
Mississippi	0.35%
Missouri	0.53%
Montana	0.26%
Nebraska	0.09%
New Jersey	3.14%
New York	5.27%
North Carolina	0.22%
Ohio	0.87%
Oregon	0.19%
Pennsylvania	6.25%
Puerto Rico	19.16%
Texas	1.66%
Utah	0.24%
Virginia	0.85%
Washington	0.10%
Wisconsin	0.96%
Wyoming	0.18%
Total Value of Securities	148.47%

**	More information regarding the Fund’s use of preferred shares as leverage is included in Note 6 in “Notes to financial statements.” The Fund utilizes preferred shares as leverage in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its a higher return or its investment objectives through the use of such leverage.

Schedule of investments
Delaware Investments® National Municipal Income Fund

March 31, 2022

	Principal
	amount°	Value (US $)
Municipal Bonds — 146.96%
Corporate Revenue Bonds — 6.63%
Arizona Industrial Development
Authority Revenue
(Legacy Cares, Inc. Project)
Series A 144A 7.75%
7/1/50 #	725,000	$821,809
Buckeye Tobacco Settlement
Financing Authority
(Senior)
Series A-2 4.00% 6/1/48	900,000	903,690
Central Plains Energy Project
Revenue, Nebraska
(Project No. 3)
Series A 5.00% 9/1/36	225,000	263,419
Commonwealth Financing
Authority Revenue,
Pennsylvania
(Tobacco Master Settlement
Payment)
4.00% 6/1/39 (AGM)	1,015,000	1,065,506
Denver City & County
(United Airlines Project)
5.00% 10/1/32 (AMT)	215,000	221,433
Florida Development Finance
Surface Transportation
Facilities Revenue
(Brightline Passenger Rail
Project)
Series B 144A 7.375%
1/1/49 (AMT) #	680,000	718,427
(Virgin Trains USA Passenger
Rail Project)
Series A 144A 6.50%
1/1/49 (AMT) #	475,000	475,879
George L Smith II Congress
Center Authority Revenue
(Convention Center Hotel)
Series A 4.00% 1/1/54	2,750,000	2,697,612
M-S-R Energy Authority, California
Gas
Series B 6.50% 11/1/39	250,000	339,247
Series C 7.00% 11/1/34	1,000,000	1,334,610
New York Transportation
Development
(Delta Air Lines, Inc. -
LaGuardia Airport Terminals
C&D Redevelopment
Project)
4.00% 1/1/36 (AMT)	750,000	767,115
Public Authority for Colorado
Energy Natural Gas Revenue
6.25% 11/15/28	865,000	1,002,743
6.50% 11/15/38	2,250,000	3,032,100
Public Finance Authority,
Wisconsin Airport Facilities
Revenue
(Grand Hyatt San Antonio Hotel
Acquisition Project)
5.00% 2/1/62	1,475,000	1,546,111
Shoals, Indiana
(National Gypsum Project)
7.25% 11/1/43 (AMT)	310,000	323,767
St. Paul Port Authority Solid Waste
Disposal Revenue
(Gerdau St. Paul Steel Mill
Project)
Series 7 144A 4.50%
10/1/37 (AMT) #	2,415,000	2,422,414
Tobacco Settlement Financing
Corporation, Louisiana
Asset-Backed Note
Series A 5.25% 5/15/35	460,000	479,131
Tobacco Settlement Financing
Corporation, New Jersey
Series A 5.00% 6/1/46	130,000	141,539
TSASC Revenue, New York
(Settlement)
Series A 5.00% 6/1/41	60,000	65,036
Valparaiso, Indiana
(Pratt Paper Project)
7.00% 1/1/44 (AMT)	240,000	254,935
		18,876,523
Education Revenue Bonds — 19.16%
Arizona Industrial Development
Authority Revenue
(American Charter Schools
Foundation Project)
144A 6.00% 7/1/47 #	330,000	366,066

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Bethel Charter School Lease
Revenue
(Spectrum High School Project)
Series A 4.375% 7/1/52	1,100,000	$1,103,762
Board of Trustees For Colorado
Mesa University Enterprise
Revenue
Series B 5.00% 5/15/49	750,000	861,240
Brooklyn Park Charter School
Lease Revenue
(Prairie Seeds Academy
Project)
Series A 5.00% 3/1/34	990,000	1,005,196
Series A 5.00% 3/1/39	170,000	171,639
California Educational Facilities
Authority Revenue
(Loma Linda University)
Series A 5.00% 4/1/47	500,000	547,980
(Stanford University)
Series V-1 5.00% 5/1/49	900,000	1,181,295
Series V-2 2.25% 4/1/51	500,000	376,650
California School Finance
Authority Revenue
(Russell Westbrook Why Not?
Academy - Obligated Group)
Series A 144A 4.00%
6/1/51 #	500,000	440,390
Cologne Charter School Lease
Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/29	270,000	279,588
Series A 5.00% 7/1/45	445,000	453,655
Colorado Educational & Cultural
Facilities Authority Revenue
144A 5.00% 7/1/36 #	500,000	517,950
5.125% 11/1/49	765,000	798,316
144A 5.25% 7/1/46 #	500,000	516,180
(Alexander Dawson School-
Nevada Project)
5.00% 5/15/29	760,000	829,639
(Aspen View Academy Project)
4.00% 5/1/41	175,000	177,445
(Charter School - Atlas
Preparatory School)
144A 5.25% 4/1/45 #	700,000	700,756
(Charter School - Community
Leadership Academy)
7.45% 8/1/48	500,000	524,850
(Charter School - Peak to Peak
Charter)
5.00% 8/15/34	1,000,000	1,051,280
(Global Village Academy -
Northglenn Project)
144A 5.00% 12/1/50 #	475,000	465,747
(Improvement - Charter School
- University Lab School
Building)
5.00% 12/15/45	500,000	527,435
(Liberty Charter School)
Series A 5.00% 1/15/44	1,000,000	1,026,160
(Loveland Classical Schools)
144A 5.00% 7/1/36 #	625,000	654,087
(Science Technology
Engineering and Math
(Stem) School Project)
5.00% 11/1/54	700,000	727,237
(Skyview Charter School)
144A 5.50% 7/1/49 #	750,000	772,380
(Vail Mountain School Project)
4.00% 5/1/46	25,000	24,760
Colorado School of Mines
Series B 5.00% 12/1/42	270,000	275,856
Deephaven Charter School
(Eagle Ridge Academy Project)
Series A 5.25% 7/1/37	590,000	626,368
Series A 5.25% 7/1/40	500,000	528,765
Duluth Housing & Redevelopment
Authority
(Duluth Public Schools
Academy Project)
Series A 5.00% 11/1/48	1,200,000	1,232,400
Florida Development Finance
Surface Transportation
Facilities Revenue
(River City Education Services
Project)
Series A-1 5.00% 7/1/51	395,000	421,749
Series A-1 5.00% 7/1/51	1,330,000	1,356,494
Series A-1 5.00% 2/1/57	575,000	607,160
Forest Lake Minnesota Charter
School Revenue
(Lake International Language
Academy)
Series A 5.375% 8/1/50	915,000	979,526
Series A 5.75% 8/1/44	705,000	723,555

Schedule of investments
Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Health & Educational Facilities
Authority of the State of
Missouri
(St. Louis College of Pharmacy
Project)
5.25% 5/1/33	500,000	$518,545
Hugo Charter School Lease
Revenue
(Noble Academy Project)
Series A 5.00% 7/1/34	255,000	260,454
Series A 5.00% 7/1/44	775,000	784,765
Illinois Finance Authority Revenue
(CHF - Chicago, L.L.C. -
University Of Illinois at
Chicago Project)
Series A 5.00% 2/15/50	460,000	489,983
(Chicago International Charter
School Project)
5.00% 12/1/47	535,000	574,140
Louisiana Public Facilities
Authority Revenue
(Provident Group-Flagship
Properties)
Series A 5.00% 7/1/56	500,000	531,730
Massachusetts Development
Finance Agency
(Umass Boston Student
Housing Project)
5.00% 10/1/48	285,000	305,315
Minneapolis Charter School Lease
Revenue
(Hiawatha Academies Project)
Series A 5.00% 7/1/36	750,000	776,280
Series A 5.00% 7/1/47	900,000	922,725
Minneapolis Student Housing
Revenue
(Riverton Community Housing
Project)
5.25% 8/1/39	205,000	211,312
5.50% 8/1/49	990,000	1,020,819
Minnesota Higher Education
Facilities Authority Revenue
(Carleton College)
4.00% 3/1/36	485,000	516,210
5.00% 3/1/44	905,000	1,016,939
(College of St. Benedict)
4.00% 3/1/36	410,000	426,962
(Gustavus Adolphus College)
5.00% 10/1/47	2,600,000	2,879,526
(Macalester College)
4.00% 3/1/42	900,000	958,887
4.00% 3/1/48	600,000	638,904
(St. Catherine University)
Series A 4.00% 10/1/38	920,000	961,529
Series A 5.00% 10/1/45	785,000	865,957
(St. Johns University)
Series 8-I 5.00% 10/1/31	235,000	256,077
Series 8-I 5.00% 10/1/34	35,000	38,086
(St. Olaf College)
Series 8-N 4.00% 10/1/35	590,000	624,090
(Trustees Of The Hamline
University Of Minnesota)
Series B 5.00% 10/1/47	1,055,000	1,094,024
(University of St. Thomas)
4.00% 10/1/44	645,000	673,928
5.00% 10/1/40	750,000	857,168
Series A 4.00% 10/1/37	500,000	532,135
Otsego Charter School
(Kaleidoscope Charter School)
Series A 5.00% 9/1/34	230,000	233,742
Series A 5.00% 9/1/44	400,000	402,864
Philadelphia, Pennsylvania
Authority for Industrial
Development
(1st Philadelphia Preparatory
College)
Series A 7.25% 6/15/43	370,000	401,935
Phoenix, Arizona Industrial
Development Authority
Revenue
(Rowan University Project)
5.00% 6/1/42	1,000,000	1,004,870
Pima County, Arizona Industrial
Development Authority
(Edkey Charter Schools
Project)
144A 5.00% 7/1/49 #	500,000	507,335
St. Cloud Charter School Lease
Revenue
(Stride Academy Project)
Series A 5.00% 4/1/46	375,000	300,938

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
St. Paul Housing &
Redevelopment Authority
Charter School Lease Revenue
(Academia Cesar Chavez
School Project)
Series A 5.25% 7/1/50	825,000	$829,076
(Great River School Project)
Series A 144A 4.75% 7/1/29 #	100,000	103,444
Series A 144A 5.50% 7/1/38 #	240,000	255,686
(Twin Cities Academy Project)
Series A 5.30% 7/1/45	630,000	659,503
University of California
Series AI 5.00% 5/15/32	1,000,000	1,036,000
University of Minnesota
Series A 5.00% 9/1/40	1,240,000	1,408,863
Series A 5.00% 9/1/42	2,000,000	2,269,620
Series A 5.00% 4/1/44	1,500,000	1,739,310
University of Texas System Board
of Regents
Series B 5.00% 8/15/49	1,000,000	1,295,260
University of Wyoming
Series C 4.00% 6/1/43 (AGM)	460,000	499,132
		54,537,624
Electric Revenue Bonds – 10.02%
Central Minnesota Municipal
Power Agency
(Brookings - Southeast Twin
Cities Transmission Project)
3.00% 1/1/38 (AGM)	300,000	299,109
Chaska Electric Revenue
Series A 5.00% 10/1/28	445,000	486,260
City of Fort Collins Electric Utility
Enterprise Revenue
Series A 5.00% 12/1/42	500,000	573,625
City of Loveland Colorado Electric
& Communications Enterprise
Revenue
Series A 5.00% 12/1/44	1,060,000	1,213,965
Long Island Power Authority, New
York Electric System Revenue
5.00% 9/1/47	305,000	341,603
Series A 5.00% 9/1/44	250,000	265,355
Series B 5.00% 9/1/46	130,000	143,350
Minnesota Municipal Power
Agency Electric Revenue
5.00% 10/1/25	500,000	536,965
5.00% 10/1/26	500,000	536,210
5.00% 10/1/27	320,000	343,011
5.00% 10/1/47	1,755,000	1,921,743
Northern Municipal Power Agency
Series A 5.00% 1/1/26	100,000	102,404
Series A 5.00% 1/1/30	340,000	348,174
Philadelphia, Pennsylvania Gas
Works Revenue
(1998 General Ordinance
Fifteenth Series)
5.00% 8/1/47	500,000	547,580
Puerto Rico Electric Power
Authority Revenue
Series A 5.05% 7/1/42 ‡	320,000	306,400
Series AAA 5.25% 7/1/25 ‡	180,000	173,250
Series CCC 5.25% 7/1/27	1,450,000	1,395,625
Series WW 5.00% 7/1/28 ‡	1,400,000	1,340,500
Series WW 5.25% 7/1/33	95,000	91,438
Series WW 5.50% 7/1/17 ‡	210,000	202,387
Series WW 5.50% 7/1/19 ‡	160,000	154,200
Series XX 4.75% 7/1/26 ‡	190,000	181,213
Series XX 5.25% 7/1/40	2,305,000	2,218,562
Series XX 5.75% 7/1/36 ‡	680,000	659,600
Series ZZ 4.75% 7/1/27 ‡	155,000	147,831
Series ZZ 5.00% 7/1/19 ‡	280,000	267,400
Series ZZ 5.25% 7/1/24 ‡	250,000	240,625
Rochester Electric Utility Revenue
Series A 5.00% 12/1/42	605,000	669,808
Series A 5.00% 12/1/47	985,000	1,082,328
Southern Minnesota Municipal
Power Agency Supply Revenue
Series A 5.00% 1/1/41	240,000	261,170
Series A 5.00% 1/1/47	1,650,000	1,851,465
St. Paul Housing &
Redevelopment Authority
Charter School Lease Revenue
Series A 4.00% 10/1/33	285,000	298,848
Series B 4.00% 10/1/37	800,000	834,344
Western Minnesota Municipal
Power Agency Supply Revenue
Series A 5.00% 1/1/25	3,000,000	3,076,170
Series A 5.00% 1/1/26	1,000,000	1,025,090
Series A 5.00% 1/1/49	3,860,000	4,389,360
		28,526,968
Healthcare Revenue Bonds – 40.06%
Alabama Special Care Facilities
Financing Authority-
Birmingham Alabama
(Methodist Home for the Aging)
6.00% 6/1/50	500,000	511,580

Schedule of investments
Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Allegheny County Hospital,
Pennsylvania Development
Authority
(Allegheny Health Network
Obligated Group Issue)
Series A 4.00% 4/1/44	300,000	$313,509
Anoka Health Care Facilities
Revenue
5.375% 11/1/34	610,000	629,404
Apple Valley Senior Housing
Revenue
(PHS Senior Housing, Inc.
Orchard Path Project)
4.50% 9/1/53	1,160,000	1,165,951
5.00% 9/1/58	1,605,000	1,611,404
Apple Valley Senior Living
Revenue
(Senior Living LLC Project)
Series B 5.00% 1/1/47	715,000	481,881
4th Tier
Series D 7.00% 1/1/37	685,000	507,023
Series D 7.25% 1/1/52	1,035,000	712,743
Arizona Industrial Development
Authority Revenue
(Great Lakes Senior Living
Communities LLC Project)
Series B 5.00% 1/1/49	70,000	50,227
Series D-2 144A 7.75% 1/1/54 #	50,000	35,132
(Phoenix Children's Hospital)
Series A 4.00% 2/1/50	755,000	782,580
Bethel Housing & Health Care
Facilities Revenue
(Benedictine Health System-
St. Peter Communities
Project)
Series A 5.50% 12/1/48	500,000	489,015
Brookhaven Development
Authority Revenue, Georgia
(Children's Healthcare of
Atlanta)
Series A 4.00% 7/1/49	30,000	31,610
California Health Facilities
Financing Authority
Series A 4.00% 4/1/49	1,000,000	1,018,200
California Health Facilities
Financing Authority Revenue
(Kaiser Permanente)
Series A-2 5.00% 11/1/47	1,030,000	1,305,937
Center City Health Care Facilities
Revenue
(Hazelden Betty Ford
Foundation Project)
5.00% 11/1/27	500,000	532,780
City of Bethel
(The Lodge at Lakes at
Stillwater Project)
5.25% 6/1/58	1,775,000	1,741,026
City of Center City, Minnesota
Healthcare Facilities Revenue
Refunding
(Hazelden Betty Ford
Foundation Project)
4.00% 11/1/41	200,000	210,270
City of Crookston, Minnesota
Health Care Facilities Revenue
(Riverview Health Project)
5.00% 5/1/51	1,390,000	1,354,597
Colorado Health Facilities
Authority Revenue
(Aberdeen Ridge)
Series A 5.00% 5/15/49	500,000	478,520
(AdventHealth Obligated
Group)
Series A 3.00% 11/15/51	500,000	441,875
Series A 4.00% 11/15/43	1,000,000	1,058,250
(Adventist Health System/
Sunbelt Obligated Group)
Series A 5.00% 11/15/48	1,000,000	1,122,540
(Bethesda Project)
Series A-1 5.00% 9/15/48	750,000	798,368
(Boulder Community Health
Project)
4.00% 10/1/38	250,000	267,385
4.00% 10/1/39	250,000	266,965
4.00% 10/1/40	280,000	298,323
(Cappella of Grand Junction
Project)
144A 5.00% 12/1/54 #	695,000	586,365
(CommonSpirit Health)
Series A-1 4.00% 8/1/39	550,000	577,209
Series A-2 4.00% 8/1/49	2,500,000	2,594,075
Series A-2 5.00% 8/1/39	1,500,000	1,698,495
Series A-2 5.00% 8/1/44	1,500,000	1,681,365
(Covenant Living Communities
and Services)
Series A 4.00% 12/1/40	750,000	809,355

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Colorado Health Facilities
Authority Revenue
(Covenant Retirement
Communities Inc.)
5.00% 12/1/35	1,000,000	$1,069,090
(Healthcare Facilities -
American Baptist)
8.00% 8/1/43	830,000	861,523
(Mental Health Center of
Denver Project)
Series A 5.75% 2/1/44	1,500,000	1,559,880
(National Jewish Health
Project)
5.00% 1/1/27	500,000	501,015
(Sanford Health)
Series A 5.00% 11/1/44	2,000,000	2,249,180
(SCL Health System)
Series A 4.00% 1/1/37	575,000	613,962
Series A 4.00% 1/1/38	1,950,000	2,076,301
Series A 4.00% 1/1/39	465,000	494,397
(Sunny Vista Living Center)
Series A 144A 6.25%
12/1/50 #	505,000	442,355
(Vail Valley Medical Center
Project)
5.00% 1/15/35	1,250,000	1,356,125
Cuyahoga County, Ohio Hospital
Revenue
(The Metrohealth System)
5.50% 2/15/57	1,000,000	1,110,520
Dakota County Community
Development Agency Senior
Housing Revenue
(Walker Highview Hills Project)
Series A 144A 5.00% 8/1/46 #	370,000	371,121
Series A 144A 5.00% 8/1/51 #	755,000	757,159
Deephaven Housing & Healthcare
Revenue
(St. Therese Senior Living
Project)
Series A 5.00% 4/1/38	280,000	270,721
Series A 5.00% 4/1/40	270,000	257,963
Denver Health & Hospital
Authority Health Care Revenue
Series A 4.00% 12/1/40	500,000	525,335
Duluth Economic Development
Authority
(Essentia Health Obligated
Group)
Series A 5.00% 2/15/48	810,000	903,199
(St. Luke’s Hospital of Duluth
Obligated Group)
Unrefunded Balance 6.00%
6/15/39	980,000	989,427
Escambia County Health Facilities
Authority Revenue
(Healthcare Facilities - Baptist)
Series A 4.00% 8/15/50	1,540,000	1,565,687
Glendale, Arizona Industrial
Development Authority
(Royal Oaks - Inspirata Pointe
Project)
Series A 5.00% 5/15/56	500,000	531,940
Hamilton County, Ohio Hospital
Revenue
(Cincinnati Children's Hospital
Medical Center Project)
Series CC 5.00% 11/15/49	345,000	442,297
Hayward
(American Baptist Homes
Midwest)
5.75% 2/1/44	500,000	459,805
Hayward Health Care Facilities
Revenue
(St. John's Lutheran Home of
Albert Lea)
5.375% 10/1/44	260,000	237,687
Housing & Redevelopment
Authority of The City of St Paul
Minnesota
Series A 5.00% 12/1/30	300,000	342,981
Illinois Finance Authority Revenue
(NorthShore - Edward-Elmhurst
Health Credit Group)
Series A 5.00% 8/15/47	3,355,000	3,882,775
Kalispell, Montana
(Immanuel Lutheran
Corporation Project)
Series A 5.25% 5/15/37	700,000	731,507

Schedule of investments
Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Lancaster County Hospital
Authority
(Penn State Health)
5.00% 11/1/51	2,345,000	$2,628,628
Maple Grove Health Care
Facilities Revenue
(Maple Grove Hospital
Corporation)
4.00% 5/1/37	1,000,000	1,058,240
(North Memorial Health Care)
5.00% 9/1/30	865,000	935,420
Maple Plain Senior Housing &
Health Care Revenue
(Haven Homes Project)
5.00% 7/1/54	1,500,000	1,506,045
Maryland Health & Higher
Educational Facilities Authority
(University of Maryland Medical
System Issue)
Series D 4.00% 7/1/48	255,000	267,737
Miami-Dade County, Florida
Health Facilities Authority
Revenue
(Nicklaus Children's Hospital
Project)
5.00% 8/1/47	200,000	221,520
Michigan Finance Authority
Revenue
(Beaumont Health Credit
Group)
5.00% 11/1/44	1,000,000	1,083,970
Minneapolis Health Care System
Revenue
(Fairview Health Services)
Series A 4.00% 11/15/48	2,855,000	2,914,098
Series A 5.00% 11/15/33	500,000	543,110
Series A 5.00% 11/15/34	500,000	543,110
Series A 5.00% 11/15/49	2,000,000	2,254,340
Minneapolis Senior Housing &
Healthcare Revenue
(Ecumen Mill City Quarter)
5.25% 11/1/45	850,000	850,221
5.375% 11/1/50	200,000	200,166
(Ecumen-Abiitan Mill City
Project)
5.00% 11/1/35	220,000	219,776
Minneapolis – St. Paul Housing &
Redevelopment Authority
Health Care Revenue
(Allina Health System)
Series A 5.00% 11/15/29	585,000	661,910
Monroe County, New York
Industrial Development
Revenue
(Rochester Regional Health
Project)
Series A 4.00% 12/1/46	440,000	453,218
Montgomery County Higher
Education and Health Authority
(Thomas Jefferson University)
Series A 4.00% 9/1/49	750,000	770,715
Series B 4.00% 5/1/56	1,000,000	1,017,620
Moon, Pennsylvania Industrial
Development Authority
(Baptist Homes Society
Obligation)
6.125% 7/1/50	750,000	776,025
New Hope, Texas Cultural
Education Facilities
(Cardinal Bay Inc.)
Series A1 5.00% 7/1/51 ‡	135,000	102,600
Series B 4.75% 7/1/51	160,000	88,000
New Jersey Health Care Facilities
Financing Authority Revenue
(St. Peters University Hospital)
6.25% 7/1/35	300,000	300,678
(Valley Health System
Obligated)
4.00% 7/1/44	475,000	509,570
New York State Dormitory
Authority
Series A 4.00% 7/1/53	355,000	367,400
(Orange Regional Medical
Center)
144A 5.00% 12/1/35 #	500,000	557,520
(Personal Income Tax)
4.00% 3/15/48	4,000,000	4,182,340
Oregon State Facilities Authority
Revenue
(Peacehealth Project)
Series A 5.00% 11/15/29	500,000	529,905
Palomar Health, California
5.00% 11/1/39	130,000	142,401

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Pennsylvania Higher Educational
Facilities Authority Revenue
(University of Pennsylvania
Health System)
Series A 4.00% 8/15/43	1,905,000	$2,025,244
Rochester Health Care & Housing
Revenue
(The Homestead at Rochester
Project)
Series A 6.875% 12/1/48	1,220,000	1,260,175
Rochester Health Care Facilities
Revenue
(Mayo Clinic)
4.00% 11/15/41	4,860,000	4,874,871
5.00% 11/15/57	2,175,000	2,537,551
Sartell Health Care Facilities
Revenue
(Country Manor Campus
Project)
Series A 5.25% 9/1/30	1,000,000	1,001,660
Series A 5.30% 9/1/37	600,000	601,500
Shakopee Health Care Facilities
Revenue
(St. Francis Regional Medical
Center)
4.00% 9/1/31	205,000	213,020
5.00% 9/1/34	165,000	175,441
St. Cloud Health Care Revenue
(Centracare Health System
Project)
4.00% 5/1/49	1,585,000	1,673,475
5.00% 5/1/48	3,150,000	3,569,359
Series A 4.00% 5/1/37	1,295,000	1,366,614
Series A 5.00% 5/1/46	4,800,000	5,247,120
Series B 5.00% 5/1/24	1,400,000	1,482,026
St. Paul Housing &
Redevelopment Authority
Health Care Facilities Revenue
(Fairview Health Services)
Series A 4.00% 11/15/43	905,000	930,476
Series A 5.00% 11/15/47	680,000	755,976
(Health Partners Obligation
Group Project)
Series A 5.00% 7/1/29	2,000,000	2,165,960
Series A 5.00% 7/1/32	1,100,000	1,189,122
St. Paul Housing &
Redevelopment Authority
Housing & Health Care
Facilities Revenue
Series A 5.00% 12/1/36	750,000	838,717
(Senior Episcopal Homes
Project)
5.125% 5/1/48	1,200,000	1,206,240
Tarrant County, Texas Cultural
Education Facilities Finance
(Buckner Senior Living -
Ventana Project)
Series A 6.75% 11/15/47	250,000	266,725
University of North Carolina Board
of Governors
5.00% 2/1/49	500,000	620,310
Washington Health Care Facilities
Authority Revenue
(CommonSpirit Health)
Series A-2 5.00% 8/1/38	250,000	283,465
Westminster, Maryland
(Lutheran Village Millers Grant)
Series A 6.00% 7/1/34	500,000	526,360
Wisconsin Health & Educational
Facilities Authority
(Covenant Communities, Inc.
Project)
Series B 5.00% 7/1/53	1,000,000	786,080
Woodbury Housing &
Redevelopment Authority
Revenue
(St. Therese of Woodbury)
5.125% 12/1/44	1,250,000	1,255,912
Yavapai County, Arizona Industrial
Development Authority
Revenue
(Yavapai Regional Medical
Center)
Series A 5.00% 8/1/28	720,000	749,657
		114,057,250
Housing Revenue Bonds – 0.72%
Minnesota Housing Finance
Agency
(Non Ace - State Appropriated
Housing)
Series C 5.00% 8/1/33	1,390,000	1,475,902

Schedule of investments
Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Northwest Multi-County Housing &
Redevelopment Authority
(Pooled Housing Program)
5.50% 7/1/45	560,000	$563,298
		2,039,200
Lease Revenue Bonds – 7.83%
Denver Health & Hospital
Authority
(550 ACOMA, Inc.)
4.00% 12/1/38	500,000	525,220
Metropolitan Pier &
Exposition Authority Illinois
Revenue
(McCormick Place Expansion)
4.00% 6/15/50	1,375,000	1,367,066
5.00% 6/15/50	290,000	309,433
Series B 2.855% 12/15/54 (BAM) ^	990,000	243,362
Minnesota State General Fund
Revenue Appropriations
Series A 5.00% 6/1/32	780,000	807,620
Series A 5.00% 6/1/38	5,500,000	5,692,170
Series A 5.00% 6/1/43	1,750,000	1,808,905
Minnesota State Housing Finance
Agency
(Non Ace - State Appropriated
Housing)
Series C 5.00% 8/1/36	1,000,000	1,060,400
New Jersey Economic
Development Authority
(Transit Transportation Project)
Series A 4.00% 11/1/44	400,000	408,984
New Jersey State Transportation
Trust Fund Authority
(Capital Appreciation)
Series A 3.114%
12/15/39 (BAM) ^	5,290,000	2,776,721
(Transportation Program)
Series B 4.00% 6/15/50	1,000,000	1,010,650
New York Liberty Development
Revenue
(4 World Trade Center Project)
Series A 3.00% 11/15/51	3,640,000	3,149,328
State of Colorado Department of
Transportation
Certificates of Participation
5.00% 6/15/34	340,000	374,184
5.00% 6/15/36	545,000	597,968
Virginia Commonwealth
Transportation Board
(U.S. Route 58 Corridor
Development Program)
4.00% 5/15/47	2,000,000	2,155,140
		22,287,151
Local General Obligation Bonds – 10.98%
Adams & Weld Counties School
District No 27J Brighton
4.00% 12/1/30	700,000	747,579
Arapahoe County School District
No. 6 Littleton
Series A 5.50% 12/1/38	650,000	778,876
Beacon Point Metropolitan District
5.00% 12/1/30 (AGM)	600,000	659,370
Boulder Valley School District No
RE-2 Boulder
Series A 4.00% 12/1/48	500,000	543,585
Brainerd Independent School
District No. 181
(General Obligation School
Building Bonds)
Series A 4.00% 2/1/38	1,500,000	1,597,110
Series A 4.00% 2/1/43	1,500,000	1,586,625
Chicago Board of Education,
Illinois
5.00% 4/1/42	205,000	218,870
5.00% 4/1/46	210,000	223,526
Chicago, Illinois
Series A 5.50% 1/1/34	225,000	241,090
Series C 5.00% 1/1/38	500,000	532,625
Duluth Independent School
District No. 709
Series A 4.00% 2/1/27	600,000	639,924
Duluth, Minnesota
(Improvement DECC)
Series A 5.00% 2/1/34	545,000	600,530
Edina Independent School District
No. 273
Series A 5.00% 2/1/27	1,500,000	1,626,525
Grand River Hospital District
5.25% 12/1/37 (AGM)	675,000	766,814
Hennepin County
Series A 5.00% 12/1/36	300,000	337,896
Series A 5.00% 12/1/37	1,240,000	1,421,487
Series A 5.00% 12/1/41	1,060,000	1,189,394

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Jefferson County School District
No. R-1
5.25% 12/15/24	750,000	$816,375
Mahtomedi Independent School
District No. 832
(School Building)
Series A 5.00% 2/1/28	515,000	557,554
Mesa County Valley School
District No. 51 Grand Junction
4.00% 12/1/41	1,000,000	1,102,150
Minneapolis Special School
District No. 1
Series A 4.00% 2/1/36	190,000	208,103
Series A 4.00% 2/1/37	250,000	273,195
Series A 4.00% 2/1/38	260,000	283,408
Series B 4.00% 2/1/36	400,000	438,112
Series B 4.00% 2/1/37	530,000	579,173
Series B 4.00% 2/1/38	550,000	599,517
Mounds View Independent School
District No. 621
(School Building)
Series A 4.00% 2/1/43	2,000,000	2,109,000
New York City, New York
Series C 5.00% 8/1/43	500,000	573,020
St. Michael-Albertville
Independent School District No.
885
(School Building)
Series A 5.00% 2/1/27	1,300,000	1,446,601
St. Paul Independent School
District No. 625
(School Building)
Series B 5.00% 2/1/26	1,000,000	1,028,350
Verve Metropolitan District No 1
5.00% 12/1/51	1,000,000	1,009,270
Weld County School District No.
RE-1
5.00% 12/15/30 (AGM)	500,000	559,340
Weld County School District No.
RE-2 Eaton
Series 2 5.00% 12/1/44	1,250,000	1,469,512
Weld County School District No.
RE-3J
5.00% 12/15/34 (BAM)	1,000,000	1,115,850
Weld County School District No.
RE-8
5.00% 12/1/31	510,000	573,459
5.00% 12/1/32	340,000	381,987
White Bear Lake Independent
School District No. 624
Series A 3.00% 2/1/43	2,595,000	2,433,591
		31,269,393
Pre-Refunded/Escrowed to Maturity Bonds – 9.33%
Colorado Educational & Cultural
Facilities Authority Revenue
(Johnson & Wales University)
Series A 5.25% 4/1/37-23 §	900,000	930,213
Colorado Health Facilities
Authority Revenue
(Covenant Retirement
Communities Inc.)
Series A 5.75%
12/1/36-23 §	1,000,000	1,064,980
(Evangelical Lutheran Good
Samaritan Society)
5.00% 6/1/28-23 §	1,250,000	1,296,750
5.50% 6/1/33-23 §	2,000,000	2,086,220
5.625% 6/1/43-23 §	1,000,000	1,044,540
(Frasier Meadows Retirement
Community Project)
Series B 5.00% 5/15/48	340,000	351,937
Colorado School of Mines
Series B 5.00% 12/1/42-22 §	1,115,000	1,141,258
Commerce City
5.00% 8/1/44-24 (AGM) §	1,000,000	1,055,970
Deephaven Charter School
(Eagle Ridge Academy Project)
Series A 5.50% 7/1/43-23 §	500,000	522,950
Denver City & County Airport
System Revenue
Series B 5.00% 11/15/37-22 §	1,700,000	1,738,624
Duluth Economic Development
Authority
(St. Luke’s Hospital of Duluth
Obligated Group)
6.00% 6/15/39-22	20,000	20,192
East Hempfield Township,
Pennsylvania Industrial
Development Authority
(Student Services Income -
Student Housing Project)
5.00% 7/1/35-23 §	1,000,000	1,040,410
Eaton Area Park & Recreation
District
5.25% 12/1/34-22 §	190,000	194,849
JEA Electric System Revenue,
Florida
Series A 5.00% 10/1/33-23 §	645,000	675,618

Schedule of investments
Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Minnesota Higher Education
Facilities Authority Revenue
(St. Catherine University)
Series 7-Q 5.00%
10/1/32-22 §	700,000	$712,971
New Hope, Texas Cultural
Education Facilities
(Chief-Collegiate Housing-
Tarleton St.)
Series A 5.00% 4/1/34-24 §	1,000,000	1,059,220
New Jersey Economic
Development Authority
Series WW 5.25%
6/15/30-25 §	1,000,000	1,099,040
New Jersey Economic
Development Authority
Revenue
(Cigarette Tax)
5.00% 6/15/28-22 §	200,000	201,596
5.00% 6/15/29-22 §	800,000	806,384
Palm Beach County Health
Facilities Authority, Florida
(Sinai Residences Boca Raton
Project)
Series A 7.50% 6/1/49	105,000	108,150
Philadelphia, Pennsylvania Water
& Wastewater Revenue
Series A 5.00% 7/1/45-24 §	500,000	533,620
Rice County Educational Facilities
Revenue
(Shattuck-St. Mary's School)
Series A 144A 5.00%
8/1/22 #	900,000	911,601
Rochester Electric Utility Revenue
Series B 5.00% 12/1/30-23 §	1,300,000	1,368,614
Series B 5.00% 12/1/43-23 §	1,000,000	1,052,780
St. Paul Housing &
Redevelopment Authority
Hospital Facility
(Healtheast Care System
Project)
Series A 5.00% 11/15/29-25 §	395,000	435,409
Series A 5.00% 11/15/30-25 §	290,000	319,667
Tallyn's Reach Metropolitan
District No. 3
(Limited Tax Convertible)
5.125% 11/1/38-23 §	295,000	309,187
Western Minnesota Municipal
Power Agency Supply Revenue
Series A 5.00% 1/1/33-24 §	1,000,000	1,054,820
Series A 5.00% 1/1/40-24 §	750,000	791,115
Series A 5.00% 1/1/46-24 §	2,500,000	2,637,050
		26,565,735
Special Tax Revenue Bonds – 15.47%
Central Platte Valley Metropolitan
District
5.00% 12/1/43	375,000	381,758
Fountain Urban Renewal Authority
Tax Increment Revenue
(Academy Highlands Project)
Series A 5.50% 11/1/44	655,000	659,821
GDB Debt Recovery Authority of
Puerto Rico
7.50% 8/20/40	4,542,695	4,270,133
Lincoln Park Metropolitan District
5.00% 12/1/46 (AGM)	500,000	552,870
Massachusetts Bay Transportation
Authority Senior
Series A 5.25% 7/1/29	200,000	239,862
Miami-Dade County
(Capital Appreciation)
0.00% 10/1/37 (BAM) ^	3,000,000	1,723,050
Minneapolis Revenue
(YMCA Greater Twin Cities
Project)
4.00% 6/1/29	165,000	168,411
Northampton County,
Pennsylvania Industrial
Development Authority
Revenue
(Route 33 Project)
7.00% 7/1/32	205,000	213,196
Prairie Center Metropolitan District
No. 3
Series A 144A 5.00%
12/15/41 #	500,000	510,570
Public Finance Authority,
Wisconsin Airport Facilities
Revenue
(American Dream @
Meadowlands Project)
144A 7.00% 12/1/50 #	380,000	385,069

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Puerto Rico Sales Tax Financing
Revenue
(Restructured)
Series A-1 4.55% 7/1/40	2,250,000	$2,362,320
Series A-1 4.558% 7/1/46 ^	14,315,000	4,392,414
Series A-1 4.75% 7/1/53	6,460,000	6,793,788
Series A-1 4.906% 7/1/51 ^	34,247,000	7,624,410
Series A-1 5.00% 7/1/58	7,272,000	7,749,698
Series A-2 4.329% 7/1/40	595,000	616,997
Series A-2 4.784% 7/1/58	1,100,000	1,159,202
Regional Transportation District
Sales Tax Revenue
(FasTracks Project)
Series A 5.00% 11/1/30	330,000	371,197
Series A 5.00% 11/1/31	755,000	847,850
Sales Tax Securitization, Illinois
Series A 5.00% 1/1/40	500,000	554,955
Southlands Metropolitan District
No. 1
Series A-1 5.00% 12/1/37	200,000	210,040
Series A-1 5.00% 12/1/47	300,000	311,040
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/30	935,000	998,935
Thornton Development Authority
(East 144th Avenue & I-
25 Project)
Series B 5.00% 12/1/35	265,000	282,516
Series B 5.00% 12/1/36	440,000	468,732
Wyandotte County, Kansas City,
Kansas Unified Government
Special Obligation Revenue
(Sales Tax - Vacation Village
Project A)
Series A 5.75% 9/1/32	220,000	208,919
		44,057,753
State General Obligation Bonds – 9.15%
California State
(CommonSpirit Health)
5.00% 4/1/42	1,000,000	1,203,930
(Various Purposes)
5.00% 11/1/47	1,000,000	1,119,960
Commonwealth of Puerto Rico
(Custodial Receipts)
Series A 144A 5.50%
6/1/22 #	1,215,000	1,237,781
(Restructured)
0.01% 11/1/51	3,261,751	1,577,872
Series A 0.000% 7/1/33 ^	711,554	412,033
Series A 2.993% 7/1/24 ^	284,418	259,699
Series A1 4.00% 7/1/33	552,919	541,214
Series A1 4.00% 7/1/35	496,999	481,060
Series A1 4.00% 7/1/37	426,556	410,944
Series A1 4.00% 7/1/41	579,952	552,915
Series A1 4.00% 7/1/46	603,144	569,947
Series A1 5.25% 7/1/23	617,527	632,737
Series A1 5.375% 7/1/25	615,797	650,269
Series A1 5.625% 7/1/27	610,217	667,199
Series A1 5.625% 7/1/29	600,319	670,676
Series A1 5.75% 7/1/31	583,086	665,587
Series C 2.646% 11/1/43	2,848,740	1,534,759
(Various Custodial Receipts)
144A 0.01% 6/1/22 #	1,360,000	1,349,800
Illinois State
5.00% 1/1/28	285,000	307,706
5.00% 5/1/36	90,000	94,867
5.00% 11/1/36	1,170,000	1,263,073
5.00% 2/1/39	160,000	167,613
5.50% 5/1/39	500,000	565,535
Series A 5.00% 4/1/38	170,000	175,510
Series A 5.125% 12/1/29	310,000	343,015
Series C 4.00% 10/1/41	1,500,000	1,516,155
(Rebuild Illinois Program)
Series B 4.00% 11/1/39	1,300,000	1,320,540
Minnesota State
Series E 5.00% 10/1/26	1,480,000	1,670,668
(Various Purposes)
Series F 5.00% 10/1/22	4,000,000	4,075,520
		26,038,584
Transportation Revenue Bonds – 13.16%
Alameda Corridor, California
Transportation Authority
(2nd Sub Lien)
Series B 5.00% 10/1/37	430,000	470,583
Atlanta, Georgia Department of
Aviation
Series B 5.00% 1/1/29	1,000,000	1,051,290
California Municipal Finance
Authority Mobile Home Park
Revenue
(LINXS APM Project)
Series A 5.00%
12/31/47 (AMT)	615,000	664,840
Chicago, Illinois O'Hare
International Airport Revenue
(General-Senior Lien)
Series A 5.00% 1/1/48 (AMT)	250,000	272,263

Schedule of investments
Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Chicago, Illinois O'Hare
International Airport Revenue
(General-Senior Lien)
Series D 5.25% 1/1/34	1,000,000	$1,023,850
Colorado High Performance
Transportation Enterprise
Revenue
(C-470 Express Lanes)
5.00% 12/31/56	1,000,000	1,076,470
(Senior U.S. 36 & I-
25 Managed Lanes)
5.75% 1/1/44 (AMT)	1,110,000	1,142,201
Denver City & County Airport
System Revenue
Series A 5.00% 12/1/29 (AMT)	270,000	305,065
Series A 5.00% 12/1/48 (AMT)	1,000,000	1,098,670
Foothill-Eastern Transportation
Corridor Agency
Series A 4.00% 1/15/46	1,000,000	1,045,740
Series C 4.00% 1/15/43	2,000,000	2,082,080
Harris County, Texas Toll Road
Authority Revenue
(Senior Lien)
Series A 4.00% 8/15/48	500,000	534,895
Metropolitan Transportation
Authority Revenue,
New York
(Green Bond)
Series A-1 5.00% 11/15/47	1,000,000	1,092,620
Series C-1 5.25% 11/15/55	750,000	829,957
Metropolitan Washington D.C.
Airports Authority Dulles Toll
Road Revenue
(Dulles Metrorail and Capital
Improvement Projects)
Series B 4.00% 10/1/49	510,000	528,569
Minneapolis – St. Paul
Metropolitan Airports
Commission Revenue
(Subordinate)
Series A 5.00% 1/1/31	410,000	454,993
Series A 5.00% 1/1/32	1,255,000	1,391,055
Series A 5.00% 1/1/49	2,095,000	2,334,856
Series B 5.00% 1/1/26 (AMT)	500,000	521,700
Series C 5.00% 1/1/33	2,000,000	2,214,440
Series C 5.00% 1/1/36	1,000,000	1,104,830
Series C 5.00% 1/1/46	1,245,000	1,359,254
New Jersey Turnpike Authority
Series A 4.00% 1/1/48	1,000,000	1,052,810
Series B 5.00% 1/1/40	250,000	281,987
New Orleans, Louisiana Aviation
Board
Series B 5.00% 1/1/45 (AMT)	1,000,000	1,056,220
New York Transportation
Development
(La Guardia Airport)
Series A 5.25%
1/1/50 (AMT)	700,000	732,585
(Terminal 4 John F. Kennedy
International Airport Project))
Series C 4.00% 12/1/41	65,000	67,181
Pennsylvania Turnpike
Commission Subordinate
Series A 5.00% 12/1/48	5,000,000	5,691,650
Series A-1 5.00% 12/1/43	500,000	534,785
Series A-1 5.00% 12/1/47	210,000	235,110
Phoenix City, Arizona Civic
Improvement Airport Revenue
Series B 5.00% 7/1/49 (AMT)	1,000,000	1,099,570
Salt Lake City, Utah Airport
Revenue
Series B 5.00% 7/1/42	625,000	689,906
South Jersey Port Corporation
(Subordinated Marine Terminal
Revenue)
Series B 5.00%
1/1/48 (AMT)	195,000	208,270
South Jersey Port, New Jersey
(Subordinated Marine Terminal
Revenue)
Series A 5.00% 1/1/49	85,000	91,826
Series B 5.00% 1/1/42 (AMT)	85,000	91,129
St. Louis, Missouri Airport
Revenue
(Lambert St. Louis
International)
5.00% 7/1/32 (AMT)	1,000,000	1,006,440
Texas Private Activity Bond
Surface Transportation
Corporate Senior Lien Revenue
(Blueridge Transportation
Group)
5.00% 12/31/40 (AMT)	110,000	117,740
5.00% 12/31/45 (AMT)	110,000	117,179

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Texas Private Activity Bond
Surface Transportation
Corporate Senior Lien Revenue
(Blueridge Transportation
Group)
5.00% 12/31/50 (AMT)	160,000	$169,998
(NTE Mobility Partners
Segments 3 LLC Segment
3C Project)
5.00% 6/30/58 (AMT)	500,000	549,580
(NTE Mobility Partners)
6.75% 6/30/43 (AMT)	225,000	239,940
7.00% 12/31/38 (AMT)	165,000	176,599
Triborough Bridge & Tunnel
Authority Revenue, New York
(MTA Bridges And Tunnels)
Series A 5.00% 11/15/49	350,000	400,369
Virginia Small Business Financing
Authority
(Transform 66 P3 Project)
5.00% 12/31/56 (AMT)	235,000	260,107
		37,471,202
Water & Sewer Revenue Bonds – 4.45%
Arapahoe County Water &
Wastewater Authority Revenue
Series A 4.00% 12/1/39	1,250,000	1,357,613
Guam Government Waterworks
Authority
5.00% 7/1/40	1,200,000	1,317,576
Metropolitan Council Waste Water
Revenue
Series B 4.00% 9/1/27	1,145,000	1,158,099
Series C 4.00% 3/1/31	355,000	383,737
Series C 4.00% 3/1/32	1,405,000	1,517,372
Morgan County Quality Water
District
4.00% 12/1/50 (AGM)	365,000	384,867
New York City, New York Water &
Sewer System Revenue
Series GG-1 4.00% 6/15/50	500,000	526,315
(Unrefunded Balance)
5.00% 6/15/47	185,000	191,564
Sacramento County Sanitation
Districts Financing Authority
Series A 5.00% 12/1/50	5,000,000	5,839,359
		12,676,502
Total Municipal Bonds
(cost $416,192,765)		418,403,885

Short-Term Investments – 1.51%
Variable Rate Demand Notes – 1.51%¤
Los Angeles Department of Water
& Power Revenue
Subordinate Series A-1 0.31%
7/1/50 (SPA - Royal Bank Of
Canada)	3,000,000	3,000,000
Mississippi Business Finance
Corporation Gulf Opportunity
Zone Industrial Development
Revenue
(Chevron U.S.A. Inc. Project)
Series B 0.37% 12/1/30	1,000,000	1,000,000
New York City, New York
Subordinate Series E-5 0.36%
3/1/48 (LOC - TD Bank N.A.)	300,000	300,000
Total Short-Term Investments
(cost $4,300,000)		4,300,000
Total Value of Securities–148.47%
(cost $420,492,765)		$422,703,885

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $16,883,023, which represents 5.93% of the Fund's net assets. See Note 8 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2022.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation
AMT – Subject to Alternative Minimum Tax
BAM – Insured by Build America Mutual Assurance
CHF – Collegiate Housing Foundation
ICE – Intercontinental Exchange, Inc.
LIBOR – London Interbank Offered Rate
LIBOR03M – ICE LIBOR USD 3 Month

Schedule of investments
Delaware Investments® National Municipal Income Fund

LIBOR06M – ICE LIBOR USD 6 Month
LLC – Limited Liability Corporation
LOC – Letter of Credit
N.A. – National Association
SPA – Stand-by Purchase Agreement
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Investments® National Municipal Income Fund

March 31, 2022

Assets:
Investments, at value*		$422,703,885
Cash		3,221,860
Receivable for securities sold		22,064,142
Interest receivable		5,043,118
Prepaid rating agency fee		43,740
Offering cost for preferred shareholders		198,666
Other assets		402,996
Total Assets		453,678,407
Liabilities:
Liquidation value of preferred stock		135,000,000
Payable for securities purchased		33,738,753
Investment management fees payable to affiliates		144,916
Audit and tax fees payable		44,046
Other accrued expenses		28,421
Legal fees payable to affiliates		13,380
Trustees’ fees and expenses payable to affiliates		1,418
Accounting and administration expenses payable to affiliates		1,349
Reports and statements to shareholders expenses payable to affiliates		145
Total Liabilities		168,972,428
Total Net Assets Applicable to Common Shareholders		$284,705,979

Net Assets Applicable to Common Shareholders Consist of:
Paid-in capital ($0.001 par value)●, ϕ		$285,042,589
Total distributable earnings (loss)		(336,610)
Total Net Assets Applicable to Common Shareholders		$284,705,979
Net Asset Value per Common Share		$13.59

*	Investments, at cost	$420,492,765
●	Common shares outstanding	20,956,695
ϕ	Common shares authorized	unlimited

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Investments® National Municipal Income Fund

Year ended March 31, 2022

Investment Income:
Interest	$4,879,305
Expenses:
Management fees	562,082
Interest expense	508,966
Legal fees	156,770
Dividend disbursing and transfer agent fees and expenses	64,444
Accounting and administration expenses	58,941
Reports and statements to shareholders expenses	42,526
Audit and tax fees	40,058
Rating agency fees	37,916
Offering costs	8,141
Stock exchange fees	6,391
Trustees’ fees and expenses	3,240
Custodian fees	2,585
Registration fees	450
Other	30,239
Total operating expenses	1,522,749
Net Investment Income	3,356,556
Net Realized and Unrealized Loss:
Net realized loss on investments	(2,015,982)
Net change in unrealized appreciation (depreciation) of investments	(15,173,054)
Net Realized and Unrealized Loss	(17,189,036)
Net Decrease in Net Assets Resulting from Operations	$(13,832,480)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Investments® National Municipal Income Fund

	Year ended
	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,356,556	$2,624,735
Net realized gain (loss)	(2,015,982)	189,105
Net change in unrealized appreciation (depreciation)	(15,173,054)	4,860,673
Net increase (decrease) in net assets resulting from operations	(13,832,480)	7,674,513

Dividends and Distributions to Common Shareholders from:
Distributable earnings	(4,399,567)	(2,576,684)
Total dividends and distributions to shareholders	(4,399,567)	(2,576,684)
Net assets from merger	235,755,536	—
Increase in net assets derived from capital share transactions	235,755,536	—
Net Increase in Net Assets Applicable to Common Shareholders	217,523,489	5,097,829

Net Assets Applicable to Common Shareholders:
Beginning of year	67,182,490	62,084,661
End of year	$284,705,979	$67,182,490

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows
Delaware Investments® National Municipal Income Fund

Year ended March 31, 2022

Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(13,832,480)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	794,988
Proceeds from disposition of investment securities	110,828,798
Purchase of investment securities	(112,993,458)
(Purchase) proceeds from disposition of short-term investment securities, net	(2,962,560)
Net realized (gain) loss on investments	2,015,982
Net change in unrealized (appreciation) depreciation of investments	15,173,054
(Increase) decrease in other assets	(467)
(Increase) decrease in receivable for securities sold	(22,064,142)
(Increase) decrease in dividends and interest receivable	(1,014,400)
(Increase) decrease in offering cost for preferred shareholders	410,111
Increase (decrease) in prepaid rating agency fee	(393,205)
Increase (decrease) in payable for securities purchased	33,738,753
Increase (decrease) in Trustees' fees and expenses payable to affiliates	(501)
Increase (decrease) in accounting and administration expenses payable to affiliates	(2,199)
Increase (decrease) in investment management fees payable to affiliates	63,009
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	(233)
Increase (decrease) in audit and tax fees payable	34,246
Increase (decrease) in legal fees payable to affiliates	4,153
Increase (decrease) in other accrued expenses payable	(28,530)
Total adjustments	23,603,399
Net cash provided by (used for) operating activities	9,770,919

Cash provided by (used for) financing activities:
Cash dividends and distributions paid to common shareholders and preferred shareholders	(4,399,567)
Decrease in cash from plan of reorganization	(1,965,800)
Increase (decrease) in bank overdraft	(183,692)
Net cash provided by (used for) financing activities	(6,549,059)
Net increase (decrease) in cash	3,221,860
Cash at beginning of year	$--
Cash at end of year	$3,221,860
Cash paid during the period for interest expense from borrowings	$508,966
Noncash transactions from plan of reorganization:
Investment in securities, cost	$328,313,576
Other assets	$3,246,741
Value of preferred shares acquired	$105,000,000
Other liabilities	$10,493
Capital	$235,786,202

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Investments® National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$14.84	$13.71	$14.44	$14.34	$14.31
Income (loss) from investment operations:
Net investment income[1]	0.51	0.58	0.54	0.59	0.64
Net realized and unrealized gain (loss)	(1.12)	1.12	(0.57)	0.11	(0.01)
Total from investment operations	(0.61)	1.70	(0.03)	0.70	0.63
Less dividends and distributions to common shareholders
from:
Net investment income	(0.54)	(0.51)	(0.55)	(0.60)	(0.60)
Net realized gain	(0.10)	(0.06)	(0.15)	—	—
Total dividends and distributions	(0.64)	(0.57)	(0.70)	(0.60)	(0.60)
Net asset value, end of period	$13.59	$14.84	$13.71	$14.44	$14.34
Market value, end of period	$12.65	$13.12	$12.24	$12.69	$12.62
Total return based on:[2]
Net asset value	(4.15% )	13.20%	(0.24% )	5.71%	4.84%
Market value	0.92%	12.11%	1.35%	5.56%	2.04%
Ratios and supplemental data:
Net assets applicable to common shares, end of period
(000 omitted)	$284,706	$67,182	$62,085	$65,399	$64,924
Ratio of expenses to average net assets applicable to common
shareholders[3]	1.57%	1.66%	2.27%	2.31%	1.97%
Ratio of net investment income to average net assets applicable
to common shareholders[4]	3.45%	4.03%	3.69%	4.19%	4.36%
Portfolio turnover	75%	19%	33%	16%	50%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	135,000	30,000	30,000	30,000	30,000
Net asset coverage per share of preferred shares, end of period[5]	310,893	323,942	306,949	317,996	316,412
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.08, $0.08, $0.17, $0.18, and $0.14 per share for the years ended March 31, 2022, 2021, 2020, 2019, and 2018, respectively.
[2]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2022, 2021, 2020, 2019, and 2018 were 1.04%, 1.02%, 1.11%, 1.05%, and 0.98%, respectively.
[4]	The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2022, 2021, 2020, 2019, and 2018 were 3.98%, 4.67%, 4.84%, 5.45%, and 5.35%, respectively.
[5]	In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2017 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares. When the Fund acquired Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. on February 11, 2022, it also acquired the Series 2049 preferred shares used as leverage by those funds, which are reflected in the value of preferred shares outstanding in the table above for March 31, 2022.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Investments® National Municipal Income Fund

March 31, 2022

Delaware Investments National Municipal Income Fund (Fund) is organized as a Massachusetts business trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the NYSE American, the successor to the American Stock Exchange, formerly known as NYSE Market.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended March 31, 2022 and for all open tax years (years ended March 31, 2019–March 31, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in "Other" on the “Statement of operations.” During the year ended March 31, 2022, the Fund did not incur any interest or tax penalties.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended March 31, 2022.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated based on the Fund’s adjusted average daily net assets.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended March 31, 2022, the Fund was charged $8,622 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. These amounts are included on the “Statement of operations” under “Legal fees.” For the year ended March 31, 2022, the Fund was charged $47,249 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Fund. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended March 31, 2022, were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common trustees and/or common officers. At their regularly scheduled meetings, the Board reviews a report related to the Fund’s compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended March 31, 2022, the Fund engaged in Rule 17a-7 securities purchases of $19,005,768. For the year ended March 31, 2022, the Fund engaged in Rule 17a-7 securities sales of $21,462,044, resulting in net losses of $227,293.

3. Investments

For the year ended March 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$112,993,458
Sales	110,828,798

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purpose for the Fund were as follows:

Cost of investments	$420,659,655
Aggregate unrealized appreciation of investments	$9,251,557
Aggregate unrealized depreciation of investments	(7,207,327)
Net unrealized appreciation of investments	$2,044,230

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

Notes to financial statements
Delaware Investments® National Municipal Income Fund

3. Investments (continued) market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Level 2
Securities
Assets:
Municipal Bonds	$418,403,885
Short-Term Investments	4,300,000
Total Value of Securities	$422,703,885

During the year ended March 31, 2022, there were no transfers into or out of Level 3 investments. The Fund's policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund's net assets. During the year ended March 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2022 and 2021 were as follows:

	Year ended
	3/31/22	3/31/21
Tax-exempt income	$3,946,579	$2,723,922
Ordinary income	576	—
Long-term capital gains	452,412	267,178
Total	$4,399,567	$2,991,100

5. Components of Net Assets on a Tax Basis

As of March 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$285,042,589
Undistributed tax-exempt income	11,421
Qualified late year loss deferrals	(2,372,110)
Capital loss carryforwards*	(20,151)
Net unrealized appreciation on investments and foreign currencies	2,044,230
Net assets	$284,705,979

*	A portion of the Fund's capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments and tax deferral of wash sales.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2022 through March 31, 2022 and November 1, 2021 through March 31, 2022, respectively, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to reorganization-related adjustments and tax treatment of payments to preferred shareholders. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2022, the Fund recorded the following reclassifications:

Paid-in capital	$279,643
Total distributable earnings (loss)	(279,643)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2022, the Fund utilized $43,702 of capital loss carryforwards.

At March 31, 2022, capital loss carryforwards available to offset future realized capital gains are as follows:

Loss carryforward character
Short-term	Long-term	Total
$20,151	$—	$20,151

Notes to financial statements
Delaware Investments® National Municipal Income Fund

6. Capital Stock

Pursuant to its declaration of trust, the Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. Shares issuable under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. During the year ended March 31, 2022 and 2021, the Fund did not issue any shares under its dividend reinvestment plan.

On April 25, 2019, the Fund priced private offerings to a qualified institutional buyer, as defined pursuant to Rule 144A under the Securities Act of 1933, of approximately $30 million of Muni-MultiMode Preferred Shares, Series 2049 (MMP), with a $100,000 liquidation value per share. The Fund used the net proceeds from each offering to redeem its outstanding Variable Rate MuniFund Term Preferred Shares, Series 2021 (VMTP). The MMP shares was the same amount and value as the respective Fund’s VMTP shares. On February 11, 2022, the Fund acquired the assets of Delaware Investments Colorado Municipal Income Fund, Inc. (“VCF”) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (“VMM”), which included Series 2049 MMP preferred shares issued by each fund used as leverage (the “Reorganization”). The Reorganization caused the Fund’s total preferred shares outstanding to equal $135 million, with VCF’s Series 2049 MMP preferred shares becoming Series 2 and VMM’s Series 2049 MMP preferred shares becoming Series 3 of the MMP shares issued by the Fund. The Fund’s original tranche of Series 2049 MMP preferred shares is Series 1. The terms of the acquired funds’ MMP shares are substantially similar to those of the Fund. For more information on the Reorganization see Note 7.

The MMP shares are a floating rate form of preferred stock with a mandatory term redemption. The mandatory term redemption date for these offerings is April 1, 2049. MMP shares have the option at either the request of the purchaser or issuer to be converted to a variable rate demand preferred (“VRDP”) structure. The converted VRDP shares could then be offered for sale to certain institutional investors. The VRDP could continue to remain outstanding for the remainder of the MMP shares’ 30-year term. MMP dividends are set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index. MMP shares represent the preferred stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends. MMP shares are redeemable at par. The Fund may be obligated to redeem certain of the MMP shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on MMP shares are set weekly, and are based on a short-term index rate plus an additional spread that is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the MMP shares by Fitch Ratings (“Fitch”).

The weighted average dividend rate for the year ended March 31, 2022 is as follows:

Delaware Investments National Municipal Income Fund	0.38%

The Fund uses leverage because its managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt the Fund’s overall performance.

Leverage may also cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch, funding dividend payments, or funding redemptions), the Fund will pay additional fees with respect to the leverage.

For financial reporting purposes, the MMP shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the MMP shares is recorded as a liability in the "Statement of assets and liabilities". Dividends accrued and paid on the MMP shares are included as a component of interest expense in the "Statement of operations". The MMP shares are treated as equity for legal and tax purposes. Dividends paid to holders of the MMP shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering costs for MMP shares are recorded as a deferred charge and amortized over the 30-year life of the MMP shares. These are presented as “Offering cost for preferred shareholders” on the “Statement of assets and liabilities” and “Offering costs” on the “Statement of operations.”

7. Reorganization

On November 9, 2021, the Board approved a proposal to reorganize (the “Reorganization”) Delaware Investments® Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. (the “Acquired Funds”), each organized as Minnesota corporations, with and into Delaware Investments National Municipal Income Fund (the “Acquiring Fund”), organized as a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Funds were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Funds, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Funds liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Funds to own shares of the Acquiring Fund, and the Acquiring Fund to achieve a larger asset level, which could potentially reduce its discounts as well as fixed expenses, greater liquidity to facilitate larger trading volumes, stronger investment opportunities due to scale and having a national investment focus, and the ability to implement other forms of leverage. The Reorganization was accomplished by a tax-free exchange of shares on February 11, 2022. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the Reorganization are as follows:

Shares
	Acquired	Acquired	Converted	Acquiring
	Funds	Fund Shares	to Acquiring	Fund	Conversion
	Net Assets	Outstanding	Fund	Net Assets	Ratio
	Delaware Investments Colorado		Delaware Investments National
	Municipal Income Fund, Inc.		Municipal Income Fund
Common Shares	$71,680,609	4,837,100	4,995,164	$64,997,119	1.0327

Shares
	Acquired	Acquired	Converted	Acquiring
	Funds	Fund Shares	to Acquiring	Fund	Conversion
	Net Assets	Outstanding	Fund	Net Assets	Ratio
	Delaware Investments Minnesota		Delaware Investments National
	Municipal Income Fund II		Municipal Income Fund
Common Shares	164,074,927	11,504,975	11,433,793	64,997,119	0.9938

The net assets of the Acquired Funds before the Reorganization were $235,755,536. The net assets of the Acquiring Fund immediately following the Reorganization were $300,752,655.

Assuming the Reorganization had been completed on April 1, 2021, the Acquiring Fund's pro forma results of operations for the year ended March 31, 2022, would have been as follows:

Delaware Investments National Municipal Income Fund
Net investment income	$10,353,883
Net realized loss on investments	(2,024,210)
Net change in unrealized appreciation (depreciation)	(22,051,855)
Net decrease in net assets resulting from operations	$(13,722,182)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund's Statement of Operations since the Reorganization was consummated on March 31, 2022.

8. Geographic, Credit, and Market Risks

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines,

Notes to financial statements
Delaware Investments® National Municipal Income Fund

8. Geographic, Credit, and Market Risks (continued)

supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund's performance.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund concentrates its investments in securities issued by municipalities. Any downgrade to the credit rating of the securities issued by the US government may result in a downgrade of securities issued by the states or US territories. The Fund will be subject to these risks as well but to a lesser extent because it invests at least 80% of its net assets in securities, the income from which is exempt from federal income tax and is not limited to investing substantially all of its assets in municipal obligations of a single state. From time to time and consistent with its investment policies, the Fund may invest a considerable portion of its assets in certain municipalities. As of March 31, 2022, the Fund has invested 59.61%, 26.04%, and 19.16% (each as a percentage of net assets) in securities issued by the State of Colorado, the State of Minnesota, and the Commonwealth of Puerto Rico, respectively. These investments could make the Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds. For a complete list of the Fund's holdings by state/territory, please see page 7.

The Fund may invest a percentage of assets in obligations of governments of US territories, commonwealths, and possessions such as Puerto Rico, the US Virgin Islands, or Guam. To the extent the Fund invests in such obligations, the Fund may be adversely affected by local political and economic conditions and developments within these US territories, commonwealths, and possessions.

From time to time, the Fund may invest in industrial development bonds (IDBs) or pollution control revenue (PCR) bonds that are issued by a conduit authority on behalf of a corporation that is either foreign owned or has international affiliates or operations. While the bonds may be issued to finance a facility located in the United States, the bonds may be secured by a payment obligation or guaranty of the corporation. To the extent the Fund invests in such securities, that Fund may be exposed to risks associated with international investments. The risk of international investments not ordinarily associated with US investments includes fluctuation in currency values, differences in accounting principles, and/or economic or political instability in other nations.

In particular, there recently has been speculation that due to a weak economic outlook, high government debt levels, and credit rating downgrades by S&P and Moody’s, Puerto Rican debt obligations may be subject to a greater risk of default. In striving to manage geographic concentration risk for a Fund, DMC carefully monitors the economies of each state, region, and US territory and possession in which the Fund invests or may invest. In general, DMC believes these economies are broad enough to satisfy the Fund’s investment needs. However, there is no way to eliminate this risk when investing with a concentration in certain geographic areas.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high-grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

To the extent that the Fund invests in securities with longer duration, it may be more sensitive to fluctuation of interest rates.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by the Fund have been identified on the “Schedule of investments.”

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2022, that would require recognition or disclosure in the Fund's financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees and Shareholders of Delaware Investments® National Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Investments® National Municipal Income Fund (the “Fund”) as of March 31, 2022, the related statements of operations and cash flows for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 31, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2022, the Fund reported distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary	(C)
Capital Gains	Income	Tax-Exempt	Total
Distributions	Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
10.28%	0.01%	89.71%	100.00%
____________________

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.

Fund management

Gregory A. Gizzi
Managing Director, Head of Municipal Bonds, Senior Portfolio Manager

Gregory A. Gizzi is head of municipal bonds for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for MFI’s taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Asset Management in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Stephen J. Czepiel
Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager

Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Asset Management in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Jake van Roden
Managing Director, Senior Portfolio Manager

Jake van Roden is a member of the municipal bond department within Macquarie Asset Management Fixed Income (MFI) in the Americas. He is a portfolio manager for MFI’s nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include MFI’s closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal

Other Fund information (Unaudited)

Fund management (continued)

trading in December 2012. Before that, van Roden interned at Macquarie Asset Management in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College.

Fund strategies and risks

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its net assets in “Municipal Obligations.” “Municipal Obligations” are debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status). The Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (“AMT”). The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (“S&P”), or is unrated but judged by the Manager, to be of comparable quality. The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Manager thinks are the best investments for the Fund. The Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Fund may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.

The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Fund may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender offers, or to address a weakening credit situation.

The Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between 20 and 30 years. The Manager will adjust the average maturity of the bonds in the Fund’s portfolio to attempt to provide a current tax-exempt income, consistent with preservation of capital. The Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors do not suit its investment needs.

The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

The Fund may invest without limitation in insured Municipal Obligations. In addition, insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations.

Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. As described above, the Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of the Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers.

The Fund may invest without limit in advance refunded bonds.

The Fund may invest without limitation in high-quality, short-term tax-free instruments.

The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.

The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation rated in the top four quality grades by S&P or another nationally recognized statistical rating agency. As with the Fund’s other investments, the Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

The Fund may invest in zero coupon bonds.

Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Where the Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Fund, pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so. The Fund will not borrow money in excess of one-third of the value of its assets.

In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the US government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such investments, it may be unable to achieve its investment objective.

What are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market—such as the stock or bond market—will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Security risk — The risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price

Other Fund information (Unaudited)

Fund management (continued)

volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession. For a further discussion of geographic, credit and market risks, see Note 8 in “Notes to financial statements.”

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Leveraging risk — The risk that certain fund transactions, such as the issuance of preferred shares, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Asset Management[2]	146	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	(January 2019–Present)		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	Head of Americas of		Relationship Trust, and
19106-2354		Trustee since	Macquarie Group		UBS Funds
February 1970		September 2015	(December 2017–Present)		(May 2010–April 2015)
Deputy Global Head of Macquarie Asset
Management
(2017–2019)
Head of Macquarie Asset Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	146	None
610 Market Street			Management, LLC (financial
Philadelphia, PA			technology: macro factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	146	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	146	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	146	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since April 2021	Global Sector Chairman, Industrial	146	Director, Valparaiso
610 Market Street			Manufacturing, KPMG LLP		University
Philadelphia, PA			(2010–2015)		(2012–Present)
19106-2354					Director, TechAccel LLC
May 1955					(2015–Present) (Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member,
PatientsVoices, Inc.
(healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003-2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	President — Drexel University	146	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
}May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since April 2021	President (2020–Present), Interim President	146	Director, OU Medicine, Inc
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean, College of Law (2010–2019), University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair,		Director, Foundation
			LLC (commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization (2006–-
Present) (non-profit)
Independent Director, LSQ
Manager, Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex (1998–2021)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence[3]	Trustee	Since April 2021	Chief Administrative Officer, Children’s Mercy	146	Director, Hall Family
610 Market Street			Hospitals and Clinics (2016–2019); CFO,		Foundation
Philadelphia, PA			Children’s Mercy Hospitals and Clinics (2005–		(1993–Present)
19106-2354			2016)		Director, Westar Energy
September 1957					(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-profit)
(2021–Present)
(2007–2020)
Director, Turn the Page
KC (non-profit)
(2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022-
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies)
(2018–Present)
Director, Stowers
(research) (2018)
Co-Chair, Women
Corporate Directors
(director education)
(2018–2020)
Trustee, Ivy Funds
Complex (2019–2021)
Director, Brixmor Property
Group Inc. (2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	146	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC	146	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC
March 1956					USA Inc.
(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	146	Director; Finance
610 Market Street			President — Gore Creek Capital, Ltd.		Committee and Audit
Philadelphia, PA			(August 2009–Present)		Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–October
2021), The Merger Fund
VL (2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	146	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods throughout
directorship — Okabena
Company (2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	146	None[4]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie Asset
Philadelphia, PA	Secretary	Counsel since May	Management.
19106-2354		2015; Secretary since
December 1963		October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served in various	146	None[4]
610 Market Street	and Treasurer	and Treasurer since	capacities at different times at Macquarie Asset
Philadelphia, PA		October 2007	Management.
19106-2354
October 1972

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in various capacities	146	None
610 Market Street	and Chief Financial	and Chief Financial	at different times at Macquarie Asset
Philadelphia, PA	Officer	Officer since November	Management.
19106-2354		2006
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
[2]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Fund's Manager, principal underwriter, and transfer agent.

[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were appointed as Trustees of the Trust effective April 30, 2021.
[4]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Fund.

About the organization

This annual report is for the information of Delaware Investments® National Municipal Income Fund shareholders.

Board of directors/trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds by Macquarie®

Jerome D. Abernathy
Managing Member
Stonebrook Capital Management, LLC

Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie
Private Investor

Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow
Private Investor

H. Jeffrey Dobbs*
Former Global Sector Chairman
of Industrial Manufacturing KPMG LLP

John A. Fry*
President
Drexel University

Joseph Harroz, Jr.
President
University of Oklahoma

Sandra A.J. Lawrence*
Former Chief Administrative Officer
Children's Mercy Hospitals and Clinics

* Audit committee member

Frances A. Sevilla-Sacasa*
Former Chief Executive Officer
Banco Itaú International

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group

Christianna Wood
Chief Executive Officer and President
Gore Creek Capital, Ltd.

Janet L. Yeomans
Former Vice President and Treasurer
3M Company

Affiliated officers

David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie

Daniel V. Geatens
Senior Vice President and Treasurer
Delaware Funds by Macquarie

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie

Investment manager
Delaware Management Company, a series
of Macquarie Investment Management
Business Trust (MIMBT)

Principal office of the Fund
610 Market Street
Philadelphia, PA 19106-2354

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer agent
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252
computershare.com/investor

For securities dealers and financial
institutions representatives
800 362-7500

Website
delawarefunds.com/closed-end

Number of recordholders as of
March 31, 2022
National Municipal Fund               55

Your reinvestment options
Delaware Investments National Municipal Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/ dealer holding the shares or your financial advisor. If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund's most recent Forms N-PORT are available without charge on the Fund's website at delawarefunds.com/closed-end. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
John A. Fry
Sandra A.J. Lawrence
Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $34,596 for the fiscal year ended March 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,440 for the fiscal year ended March 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,150 for the fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,500 for the fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $8,455,000 for the registrant’s fiscal years ended March 31, 2022 and March 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are H. Jeffrey Dobbs, John A. Fry, Sandra A.J. Lawrence, and Frances Sevilla-Sacasa .

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser, Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser and any Macquarie affiliates advising the registrant will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with proxy advisory firms to analyze proxy statements on behalf of the registrant and other Adviser clients and provide the Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firm’s services. If a proxy has been voted for the registrant, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12- month period ended June 30 is available without charge (i) through the registrant’s website at http://delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors the Adviser may consider is the quality and depth of the company’s management. As a result, the Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, the Adviser may vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which the Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If the Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between the Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2022, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Gregory A. Gizzi
Registered Investment	19	$8.7 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	37	$4.0 billion	0	$0
Stephen J. Czepiel
Registered Investment	19	$8.7 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	26	$4.3 billion	0	$0
Jake van Roden
Registered Investment	18	$8.0 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	1	$125.1 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Accounts managed by the portfolio managers may have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Securities

As of March 31, 2022, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15( b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® NATIONAL MUNICIPAL INCOME FUND

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 7, 2022

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 7, 2022